UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 12, 2005

Diebold, Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-4879	34-0183970
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5995 Mayfair Road, P.O.Box 3077, North Canton, Ohio		44720-8077
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(330) 490-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Diebold, Incorporated (the "Company") issued a press release on September 21, 2005 announcing that Eric C. Evans, President, Chief Operating Officer and a member of the Board of Directors, would be leaving the Company. On October 12, 2005, the Company and Mr. Evans executed a separation agreement, setting forth the terms and conditions of Mr. Evans' separation from service with the Company (the "Separation Agreement").

Under the terms of the Separation Agreement, Mr. Evans will be entitled to receive a continued salary of $19,500 semi-monthly gross pay from the Transition Date, September 20, 2005, through the Separation Date, January 26, 2006. For a time period beginning on the Separation Date and ending two years after Separation Date, Mr. Evans shall continue to be paid as severance his current semi-monthly base salary of $19,500 semi-monthly gross pay.

Mr. Evans shall not be eligible to receive any bonus for 2005 and shall not be eligible for annual bonus participation after the 2005 bonus period. Any amounts held on behalf of Mr. Evans under the Company's Amended and Restated 1992 Deferred Incentive Compensation Plan shall be distributed according to the terms and conditions of that plan.

Mr. Evans shall be eligible to receive additional compensation under the Company's Long Term Executive Incentive Plan ("LTIP") as outlined in the Separation Agreement. Mr. Evans shall not be eligible for any additional grants of stock options after the Transition Date. All rights with respect to nonqualified stock options granted to Mr. Evans prior to the Transition Date shall be governed by the terms and conditions of those stock option plans.

Mr. Evans is entitled to continue participation in the Company's Associate Healthcare Plan and is entitled to other Company benefits until the two-year anniversary of the Separation Date.

Mr. Evans is subject to certain non-competition and non-solicitation obligations until the two-year anniversary of the Separation Date.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

10.1 Separation Agreement between Diebold, Incorporated and Eric C. Evans, effective October 12, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold, Incorporated

October 18, 2005	By:	/s/Kevin J. Krakora

Name: Kevin J. Krakora
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Separation Agreement between Diebold, Incorporated and Eric C. Evans, effective October 12, 2005